UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 2, 2026
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506		27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park,	MN	55416
(Address of Principal Executive Offices)			(Zip Code)
(612) 453-4100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
9.375% Senior Notes Due 2030	TWOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02           Results of Operations and Financial Condition.

On February 2, 2026, Two Harbors Investment Corp. (“Two Harbors”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2025. A copy of the press release and the 2025 Fourth Quarter Earnings Call Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this Item 2.02 is incorporated by reference).

FORWARD-LOOKING STATEMENTS

This Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits and synergies of the proposed transaction between Two Harbors and UWM Holding Corporation ("UWM") (the "Acquisition"); pro forma descriptions of the combined company and its operations, integration and transition plans, synergies and anticipated future performance; future opportunities for the combined company; Two Harbors’ and UWM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed Acquisition, the issuance of common and preferred stock of UWM in connection with the proposed Acquisition; the filing by UWM with the Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a proxy statement / prospectus included therein; the ability of the parties to complete the proposed Acquisition considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Two Harbors or UWM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “could,” “may,” “foresee,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Two Harbors’ and UWM’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Two Harbors and UWM believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the companies can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include, among other things: the expected timing and likelihood of completion of the proposed Acquisition; the ability to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Acquisition; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed Acquisition, including stockholder approval by Two Harbors’ stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed Acquisition in a timely manner or at all; risks relating to the value of the UWM securities to be issued in the proposed Acquisition; risks related to disruption of management’s attention from ongoing business operations due to the proposed Acquisition; the risk that any announcements relating to the proposed Acquisition could have adverse effects on the market price of common stock of UWM or Two Harbors; the risk that the proposed Acquisition and its announcement could have an adverse effect on the ability of Two Harbors and UWM to retain and hire key personnel and the effect on the operating results and businesses of Two Harbors and UWM generally; the outcome of any legal proceedings relating to the proposed Acquisition, including stockholder litigation in connection with the proposed Acquisition; the risk that restrictions during the pendency of the proposed Acquisition may impact Two Harbors’ or UWM’s ability to pursue certain business opportunities or strategic transactions; that Two Harbors or UWM may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of Two Harbors or UWM. All such factors are difficult to predict and are beyond the control of Two Harbors and UWM, including those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at www.twoinv.com/investors and on the SEC’s website at www.sec.gov, and those detailed in UWM’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on UWM’s website at investors.uwm.com/ and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of Two Harbors or UWM are based on assumptions that Two Harbors or UWM, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Two Harbors nor UWM undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Acquisition, UWM has filed with the SEC the Registration Statement that includes a preliminary proxy statement of Two Harbors and that also constitutes a prospectus of UWM. The proposed Acquisition will be submitted to the stockholders of Two Harbors for their approval. Two Harbors and UWM may also file other documents with the SEC regarding the proposed Acquisition. UWM may not sell the common or preferred stock referenced in the preliminary proxy statement / prospectus until the Registration Statement filed with the SEC becomes effective. The preliminary proxy statement / prospectus and this communication are not offers to sell UWM securities, are not soliciting an offer to buy UWM securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement / prospectus will be sent to the stockholders of Two Harbors. This document is not a substitute for the Registration Statement and proxy statement / prospectus that will be filed with the SEC or any other documents that Two Harbors or UWM may file with the SEC or send to stockholders of Two Harbors in connection with the proposed Acquisition. INVESTORS AND SECURITYHOLDERS OF TWO HARBORS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT / PROSPECTUS REGARDING THE PROPOSED ACQUISITION (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Registration Statement and the proxy statement / prospectus and all other documents filed or that will be filed with the SEC by Two Harbors or UWM on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations. Copies of documents filed with the SEC by UWM will be made available free of charge on UWM's website at investors.uwm.com/ or by directing a request to: UWM Holdings Corporation, 585 South Boulevard E. Pontiac, Michigan, 48341, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Two Harbors, UWM and their directors, executive officers and certain other members of management and employees of Two Harbors and UWM may be deemed to be “participants” in the solicitation of proxies from the stockholders of Two Harbors in connection with the proposed Acquisition. Securityholders can find information about Two Harbors and its directors and executive officers and their ownership of common stock of Two Harbors in Two Harbors’ annual report on Form 10-K for the fiscal year ended December 31, 2024 and in its definitive proxy statement relating to its 2025 annual meeting of stockholders filed with the SEC on April 2, 2025 (the “Two Harbors 2025 Proxy”). Please refer to the sections captioned “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Stock Ownership” and “Proposal 2: Advisory Vote Relating to Executive Compensation” in the Two Harbors 2025 Proxy. Any changes in the holdings of Two Harbors’ securities by its directors or executive officers from the amounts described in the Two Harbors 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Two Harbors 2025 Proxy and are available on the SEC’s website at www.sec.gov. Information regarding UWM’s directors and executive officers is available in UWM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its definitive proxy statement relating to its 2025 annual meeting of stockholders filed with the SEC on April 25, 2025 (the “UWM 2025 Proxy”). Please refer to the sections captioned “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership” and “Proposal 3 – Advisory Vote on Executive Officer Compensation” in the UWM 2025 Proxy. Any changes in the holdings of

UWM’s securities by its directors or executive officers from the amounts described in the UWM 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the UWM 2025 Proxy and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed Acquisition will be included in the proxy statement / prospectus relating to the proposed Acquisition when it is filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Two Harbors Investment Corp., dated February 2, 2026.
99.2	2025 Fourth Quarter Earnings Call Presentation.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: February 2, 2026